                                 Exhibit 10.1

GreenPoint Mortgage                                         SERVICING CERTIFICATE

=============================================================================================================================
Revolving Home Equity Loan           LIBOR:                       6.62000%     Current Collection         10/01/00-10/31/00
                                                                               Period:
Asset-Backed Notes                   Margin A-1:                  0.30000%     P&S Agreement Date:             12/1/99
Series 1999-2                        Class A-1  Note Rate:        6.92000%     Original Closing Date:         12/22/99
                                     Class A-2  Note Rate:        7.00000%     Distribution Date:             11/15/00
                                     Margin A-2:                  0.38000%     Record Date:                   11/14/00
                                     Interest Period 10/16/00        30        Pool Factor:                  78.3300819%
                                     thru 11/14/00:
                                     Servicing Fee Rate:          0.50000%     Initial Class A-1 O/C            22.71
                                                                               Amt:
                                     Class A-1 Premium Fee        0.18000%     Initial Class A-2 O/C           565.15
                                     Rate:                                     Amt:
                                     Class A-2 Premium Fee        0.18000%
                                     Rate:

                                                                               Class A-1 O/C Amt as of      5,408,774.99
                                                                               Pmt Date:
                                     Trustee Fee:                 0.00900%     Class A-2 O/C Amt as of      1,438,840.14
                                                                               Pmt Date:
                                     Class A-1 Act Weighted       12.55068%    Class A-1 Pool Factor:        81.9245357%
                                     Avg Ln Rate:
                                     Class A-2 Act Weighted       12.40299%    Class A-2 Pool Factor:        65.0645086%
                                     Avg Ln Rate:

                                     Total Management Fee           500.00
        =====================================================================================================================

BALANCES
        Beginning Class A-1 Pool Balance                                                                      169,874,532.27
        Beginning Class A-2 Pool Balance                                                                       37,041,086.56


        Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                   164,465,757.28
        Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                    35,749,120.70

        Class A-1 Overcollateralization Amount to Fill                                                                 (0.00)
        Class A-2 Overcollateralization Amount to Fill                                                                  0.00

        Ending Class A-1 Pool Balance                                                                         163,748,421.40
        Ending Class A-2 Pool Balance                                                                          35,513,123.30


        Ending Class A-1 Note Balance -- CUSIP 395385AA5                                                      158,339,646.41
        Ending Class A-2 Note Balance -- CUSIP 395385AB3                                                       34,074,283.16

        Additional Balances  Class A-1                                                                          2,286,415.82
        Additional Balances  Class A-2                                                                            789,507.72

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                               0
        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                            0.00
        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                             0.00
        Number of all Subsequent  Class A-1 HELOC Mortgage Loans (Current Date)                                            0
        Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                           0.00
        Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                      0
        Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                    0.00
        Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                        0
        Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                      0.00
        Cumulative Number of ALL Subsequent Mortgage Loans                                                                 0

        Cumulative Subsequent Mortgage Loan Asset Balance                                                               0.00
        Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                     0.00
        Class A-1 Cumulative Excess of Draws Over Principal Paydown Recoup this Distribution                            0.00
        Beginning Loan Count                                                                                           4,709
        Ending Loan Count                                                                                              4,550


COLLECTION AMOUNTS Class A-1
   1    Aggregate of All Mortgage Collections (Gross)                                                          10,197,492.81
   2    Total Mortgage Interest Collections (Gross)                                                             1,784,966.12
        Servicing Fees (current collection period)                                                                 70,781.06
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                     8,412,526.69
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    8,412,526.69
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                   26,771.07


COLLECTION AMOUNTS Class A-2
   1    Aggregate of All Mortgage Collections (Gross)                                                           2,702,317.50
   2    Total Mortgage Interest Collections (Gross)                                                               384,846.52
        Servicing Fees (current collection period)                                                                 15,433.79
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                     2,317,470.98
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    2,317,470.98
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                        0.00

TOTAL COLLECTION AMOUNT
   1    Aggregate of All Mortgage Collections (Gross)                                                          12,899,810.31
   2    Total Mortgage Interest Collections (Gross)                                                             2,169,812.64
        Servicing Fees (current collection period)                                                                 86,214.84
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                    10,729,997.67
     3b      Insurance Proceeds                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                   10,729,997.67
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                   26,771.07


        Class A-1 Net Interest Collection                                                                       1,714,185.06
        Class A-2 Net Interest Collection                                                                         369,412.73



DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note    Interest 8.6 (d)(iv)                                                                    948,419.20
        Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                     0.00
        Class A-1 Note    Reserve Fund Amount                                                                     739,469.11
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                24,669.86
        Credit Enhancer Reimbursement                                                                                   0.00

        Accelerated Principal Distribution Amount                                                                       0.00
        Spread Account Deposit                                                                                          0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                           1,233.49
        Management Fee 8.6 (d)(iii)                                                                                   393.40
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00
        Remaining Amount to Transferor                                                                                  0.00
        Total Certificateholders Distribution Allocable to Interest                                             1,714,185.07


        Maximum Principal Payment                                                                               6,126,110.87
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C                   0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                       0.00
        Loan Loss                                                                                                       0.00
        Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        Total Certificateholders Distribution Allocable to Principal                                            6,126,110.87


DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note    Interest 8.6 (d)(iv)                                                                    208,536.54
        Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                    0.00
        Class A-2 Note    Reserve Fund Amount                                                                       8,264.83
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                 5,362.37
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                 146,874.28
        Spread Account Deposit                                                                                          0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                             268.12
        Management Fee 8.6 (d)(iii)                                                                                   106.60
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00
        Remaining Amount to Transferor                                                                                  0.00
        Total Certificateholders Distribution Allocable to Interest                                               369,412.73


        Maximum Principal Payment                                                                               1,527,963.26
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C                  0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                 146,874.28
        Loan Loss                                                                                                       0.00
        Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        Total Certificateholders Distribution Allocable to                                                      1,674,837.54
        Principal


TOTAL DISTRIBUTION AMOUNT
        Class A Note    Interest 8.6 (d)(iv)                                                                    1,156,955.74
        Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                               0.00
        Class A Note    Reserve Fund Amount                                                                       747,733.94
        Investor Loss Amount  5.01(iii)                                                                                 0.00
        Previous Investor Loss Amount 5.01(iv)                                                                          0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                30,032.23
        Credit Enhancer Reimbursement 5.01(vi)                                                                          0.00
        Accelerated Principal Distribution Amount 5.01(vii)                                                       146,874.28
        Spread Account Deposit 5.01(viii)                                                                               0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                           1,501.61
        Management Fee 8.6 (d)(iii)                                                                                   500.00
        Payment to Servicer per Section 7.03 5.01 (x)                                                                   0.00
        Deferred Interest 5.01 (xi)                                                                                     0.00
        Remaining Amount to Transferor 5.01 (xii)                                                                       0.00
        Total Certificateholders Distribution Allocable to Interest                                             2,083,597.80


        Maximum Principal Payment                                                                               7,654,074.13
        Scheduled Principal Collection Payment                                                                          0.00
        Accelerated Principal Distribution Amount                                                                 146,874.28
        Loan Loss                                                                                                       0.00
        Overcollateralization Deficit 8.6 (d)(vi)                                                                       0.00
        Total Certificateholders Distribution Allocable to Principal                                            7,800,948.41


LOSSES/RETRANSFERS
        Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                   0.00
        Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                   0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                                      0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                                    0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                                             4.9070971
        Interest Distribution Amount                                                                               4.9070971
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000

        Total Class A-1 Note Distribution Amount Allocable to Principal                                           31.6963439
        Maximum Principal Payment                                                                                 31.6963439
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  0.0000000


Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                                             3.9819847
        Interest Distribution Amount                                                                               3.9819847
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000


        Total Class A-2 Note Distribution Amount Allocable to Principal                                           31.9808581
        Maximum Principal Payment                                                                                 29.1763082
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  2.8045499



        Total Interest Amount Distributed to Class A Certificateholder                                             8.8890818
        Total Principal Amount Distributed to Class A Certificateholder                                           63.6772020

        Credit Enhancement Draw Amount                                                                                  0.00

DELINQUENCIES/FORECLOSURES

Class A-1
        Number of Mortgages 30 to 59 Days Delinquent                                                                      60
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      2,728,775.95
        Number of Mortgages 60 to 89 Days Delinquent                                                                      11
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        451,907.34
        Number of Mortgages 90 to 179 Days Delinquent                                                                      5
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       228,277.00

        Number of Mortgages 180 or more Days Delinquent                                                                    6
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     318,471.25
        Number of Mortgage Loans in Foreclosure                                                                           14
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             677,576.12
        Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

Class A-2
        Number of Mortgages 30 to 59 Days Delinquent                                                                       8
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                        897,999.76
        Number of Mortgages 60 to 89 Days Delinquent                                                                       2
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        438,287.46
        Number of Mortgages 90 to 179 Days Delinquent                                                                      0
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                             0.00
        Number of Mortgages 180 or more Days Delinquent                                                                    1
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     196,058.94
        Number of Mortgage Loans in Foreclosure                                                                            0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   0.00
        Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00


TOTAL DELINQUENCIES/FORECLOSURES

        Number of Mortgages 30 to 59 Days Delinquent                                                                      68
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      3,626,775.71
        Number of Mortgages 60 to 89 Days Delinquent                                                                      13
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        890,194.80
        Number of Mortgages 90 to 179 Days Delinquent                                                                      5
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       228,277.00
        Number of Mortgages 180 or more Days Delinquent                                                                    7
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     514,530.19
        Number of Mortgage Loans in Foreclosure                                                                           14
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             677,576.12
        Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

=============================================================================================================================

RESERVE FUND ACTIVITY

        Reserve Fund  Beginning Balance                                                                           306,930.36
        Reserve Fund  Deposit                                                                                     747,733.94
        Reserve Bal Subtotal                                                                                    1,054,664.30
        Reserve Fund Reduction Amt                                                                            (1,054,664.30)
        Reserve Fund Balance                                                                                            0.00

PRE-FUNDED ACCOUNT ACTIVITY

        Beginning Balance Pre-Funded Account                                                                            0.00
        Remaining Amount for Distribution to Classes                                                                    0.00
        Withdrawal for Subsequent Loan Purchase:                                                                        0.00
        Ending Balance Pre-Funded Account                                                                               0.00

        All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

        The Attached Servicing Certificate is true and correct in all material respects.

        ____________________________________
        A Servicing Officer    Teri Martine

-----------------------------------------------------------------------------------------------------------------------------
GREENPOINT MORTGAGE                                          STATEMENT TO NOTEHOLDERS
=============================================================================================================================
Revolving Home Equity Loan                LIBOR:               6.62000%     Current Collection Period:    10/01/00-10/31/00
Asset-Backed Notes                        Margin:              0.30000%     P&S Agreement Date:                12/1/99
Series 1999-2                             Class A-1  Note      6.92000%     Original Closing Date:            12/22/99
                                          Rate:
                                          Class A-2  Note      7.00000%     Distribution Date:                11/15/00
                                          Rate:
                                                                            Record Date:                      11/14/00
                                          Interest Period         30        Pool Factor:                     78.3300819%
                                           10/16/00 thru
                                             11/14/00:

=============================================================================================================================

                BALANCES
          Beginning HELOC Pool Balance                                                                        169,874,532.27
          Beginning Second Lien Pool Balance                                                                   37,041,086.56

          Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                 164,465,757.28
          Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                  35,749,120.70

          Ending Class A-1 Pool Balance                                                                       163,748,421.40
          Ending Class A-2 Pool Balance                                                                        35,513,123.30

          Ending Class A-1 Note Balance -- CUSIP                                                              158,339,646.41
          Ending Class A-2 Note Balance -- CUSIP                                                               34,074,283.16

          Additional Balances  Class A-1                                                                        2,286,415.82
          Additional Balances  Class A-2                                                                          789,507.72

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                             0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                          0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                              0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                           0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                     0
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                   0.00
          Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                               0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                             0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                      0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                    0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                               0
          Cumulative Subsequent Mortgage Loan Asset Balance                                                             0.00
          Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                   0.00

          Beginning Loan Count                                                                                         4,709
          Ending Loan Count                                                                                            4,550


COLLECTION AMOUNTS Class A-1
          Aggregate of All Mortgage Collections                                                                10,126,711.75
          Total Mortgage Interest Collections                                                                   1,784,966.12
          Servicing Fees (current collection period)                                                             (70,781.06)
               Mortgage Principal Collections                                                                   8,412,526.69
               Pre-Funded Balance                                                                                       0.00
                                                                                                                        0.00
          Total Mortgage Principal Collections                                                                  8,412,526.69

COLLECTION AMOUNTS Class A-2
          Aggregate of All Mortgage Collections                                                                 2,686,883.71
          Total Mortgage Interest Collections                                                                     384,846.52
          Servicing Fees (current collection period)                                                             (15,433.79)
               Mortgage Principal Collections                                                                   2,317,470.98
               Pre-Funded Balance                                                                                       0.00
                                                                                                                        0.00
          Total Mortgage Principal Collections                                                                  2,317,470.98


TOTAL COLLECTION AMOUNT
          Aggregate of All Mortgage Collections                                                                12,899,810.31
          Total Mortgage Interest Collections                                                                   2,169,812.64
               Mortgage Principal Collections                                                                  10,729,997.67
               Pre-Funded Balance                                                                                       0.00

          Total Mortgage Principal Collections                                                                 10,729,997.67



DISTRIBUTION AMOUNTS Class A-1
          Class A-1 Note    Interest                                                                              948,419.20
          Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                   0.00
          Class A-1 Note    Reserve Fund Amount                                                                   739,469.11

          Maximum Principal Payment                                                                             6,126,110.87
          Scheduled Principal Collection                                                                                0.00
          Accelerated Principal Distribution Amount                                                                     0.00
          Loan Loss                                                                                                     0.00
          Class A-1 Overcollateralization Deficit                                                                       0.00
          Total Certificateholders Distribution Allocable to Principal                                          6,126,110.87

DISTRIBUTION AMOUNTS Class A-2
          Class A-2 Note    Interest                                                                              208,536.54
          Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                   0.00
          Class A-2 Note    Reserve Fund Amount                                                                     8,264.83

          Maximum Principal Payment                                                                             1,527,963.26
          Scheduled Principal Collection                                                                                0.00
          Accelerated Principal Distribution Amount                                                               146,874.28
          Loan Loss                                                                                                     0.00
          Class A-2 Overcollateralization Deficit                                                                       0.00
          Total Certificateholders Distribution Allocable to Principal                                          1,674,837.54

TOTAL DISTRIBUTION AMOUNT
          Class A Note Interest                                                                                 1,156,955.74
          Class A Note Unpaid Interest Shortfall (current cycle)                                                        0.00
          Class A Note  Reserve Fund Amount                                                                       747,733.94

          Maximum Principal Payment                                                                             7,654,074.13
          Scheduled Principal Collection Payment                                                                        0.00
          Accelerated Principal Distribution Amount                                                               146,874.28
          Overcollateralization Deficit                                                                                 0.00
          Total Certificateholders Distribution Allocable to Principal                                          7,800,948.41


LOSSES/RETRANSFERS

          Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                 0.00
          Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                 0.00
          Interest Earned on Shortfall @ applicable Certificate Rate                                                    0.00
          Investor Loss Reduction Amount (From Previous Distributions)                                                  0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
          Total Class A-1 Note Distribution Amount Allocable to Interest                                           4.9070971
          Interest Distribution Amount                                                                             4.9070971
          Unpaid Note Interest Shortfall Included in Current Distribution                                          0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                          0.0000000

          Total Class A-1 Note Distribution Amount Allocable to Principal                                         31.6963439
          Maximum Principal Payment                                                                               31.6963439
          Scheduled Principal Collections Payment                                                                  0.0000000
          Loan Loss                                                                                                0.0000000
          Accelerated Principal Distribution Amount                                                                0.0000000

Class A-2
          Total Class A-2 Note Distribution Amount Allocable to Interest                                           3.9819847
          Interest Distribution Amount                                                                             3.9819847
          Unpaid Note Interest Shortfall Included in Current Distribution                                          0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                          0.0000000

          Total Class A-2 Note Distribution Amount Allocable to Principal                                         31.9808581
          Maximum Principal Payment                                                                               29.1763082
          Scheduled Principal Collections Payment                                                                  0.0000000
          Loan Loss                                                                                                0.0000000
          Accelerated Principal Distribution Amount                                                                2.8045499




          Total Interest Amount Distributed to Class A Certificateholder                                           8.8890818
          Total Principal Amount Distributed to Class A Certificateholder                                         63.6772020

          Credit Enhancement Draw Amount                                                                                0.00

DELINQUENCIES/FORECLOSURES
Class A-1
          Number of Mortgages 31 to 60 Days Delinquent                                                                    60
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent
                                                                                                                2,728,775.95
          Number of Mortgages 61 to 90 Days Delinquent                                                                    11
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                      451,907.34
          Number of Mortgages 91 to 180 or more Days Delinquent                                                            5
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                             228,277.00
          Number of Mortgages 181 or more Days Delinquent                                                                  6
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                   318,471.25
          Number of Mortgage Loans in Foreclosure                                                                         14
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                           677,576.12
          Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                              0.00
          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                     0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                                         0.00

Class A-2
          Number of Mortgages 31 to 60 Days Delinquent                                                                     8
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                      897,999.76
          Number of Mortgages 61 to 90 Days Delinquent                                                                     2
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                      438,287.46
          Number of Mortgages 91 to 180 or more Days Delinquent                                                            0
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                   0.00
          Number of Mortgages 181 or more Days Delinquent                                                                  1
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                   196,058.94
          Number of Mortgage Loans in Foreclosure                                                                          0
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                 0.00
          Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                              0.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00


TOTAL DELINQUENCIES/FORECLOSURES
        Number of Mortgages 31 to 60 Days Delinquent                                                                      68
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                      3,626,775.71
        Number of Mortgages 61 to 90 Days Delinquent                                                                      13
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                        890,194.80
        Number of Mortgages 91 to 180 or more Days Delinquent                                                              5
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                               228,277.00
        Number of Mortgages 181 or more Days Delinquent                                                                    7
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                     514,530.19
        Number of Mortgage Loans in Foreclosure                                                                           14
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             677,576.12
        Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

=============================================================================================================================

        Class A-1 Note Rate For Next Distribution          LIBOR            TBD                                #VALUE!

RESERVE FUND ACTIVITY

        Reserve Fund  Beginning Balance                                                                           306,930.36
        Reserve Fund  Deposit                                                                                     747,733.94
        Reserve Bal Subtotal                                                                                    1,054,664.30
        Reserve Fund Reduction Amt                                                                             (1,054,664.30)
        Reserve Fund Balance                                                                                            0.00
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